SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):  January  10,
2007


                  FLORIDA ROCK INDUSTRIES, INC.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
------------------------ -----------------  --------------------
    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
-----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                        January 10, 2007


ITEM 7.01.     REGULATION FD DISCLOSURE

      On January 10, 2007, the Company updated the Investor Presentation posted on the Company's website. The updated presentation includes updated information regarding volumes and pricing in all business segments. The updated presentation is available at the Company's website, www.flarock.com under the heading "Investor Presentations."


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: January  10,  2007           By:   /s/  Barbara  C. Johnston
                                   ------------------------------
                                   Barbara C. Johnston
                                   Corporate Secretary